AFL-CIO Housing Investment Trust
Performance Commentary
 1st Quarter 2011

Chang Suh
Executive Vice President and Chief Portfolio Manager
AFL-CIO Housing Investment Trust
April 19, 2011

The AFL-CIO Housing Investment Trust (HIT) outperformed its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), on a gross and net basis for the first quarter of 2011.  The HIT’s gross and net returns year-to-date through March 31, 2011, exceeded the Barclays Aggregate by 48 and 36 basis points, respectively.  For the three-month period ended March 31, the HIT’s returns were 0.91% on a gross basis and 0.79% on a net basis, compared to 0.42% for the benchmark.

With its specialization in government-insured and guaranteed multifamily mortgage-backed securities (MBS) and its focus on multifamily construction-related securities, the HIT has served its investors well by generating higher income than the Barclays Aggregate without taking additional credit risk.  Further, the HIT provides diversification from many other fixed-income investments and equities since it does not invest in corporate bonds; it substitutes multifamily MBS for corporate bonds and some Treasury and agency debt in the benchmark.  The HIT’s outperformance relative to the benchmark tends to increase during periods of market stress. In particular, in 2008, when most fixed-income investments were challenged, the HIT’s gross and net returns not only exceeded the Barclays Aggregate, but also significantly exceeded many fixed-income investments that produced negative, or smaller positive, returns.  Over the three-year period ending March 31, 2011, the HIT’s gross and net annualized returns of 6.01% and 5.56%, respectively, exceeded the benchmark by 72 basis points on a gross basis and 26 basis points on a net basis.

The significant amount of new construction-related financing committed under the HIT’s Construction Jobs Initiative has increased the percentage of such securities in its portfolio and should have a positive effect on portfolio yield in future periods.  The Construction Jobs Initiative, begun in 2009 in response to the nation’s unemployment crisis, was poised at the end of March to meet its goal of creating 10,000 union constructions by this spring.  New commitments since the end of the first quarter put the HIT over that 10,000 job goal. The more than $800 million in construction-related commitments made so far under the initiative are expected to generate additional income as they are funded during the construction period.  At a time when construction unemployment nationally remains around 20%, these projects and future funding commitments will generate not only union construction work but also affordable and workforce housing, while spurring secondary job creation and economic development in communities nationwide.

Strong First Quarter Performance

The HIT’s performance for the first quarter of 2011 was enhanced by its ongoing income advantage versus the benchmark and by continued spread tightening in government/agency multifamily MBS.  With its specialization in these multifamily securities, the HIT benefited as these investments had better price performance than Treasuries with comparable average lives.  These multifamily securities also generated additional income relative to Treasuries while reflecting similar credit quality.  Treasury yields for maturities two years and longer ended the first quarter 17 to 30 basis points higher than at the end of 2010, with significant volatility over the quarter due to indications of strength in the domestic economy, unrest in several countries in North Africa and the Middle East and the resulting impact on oil prices, the Japanese earthquake and its aftermath, and sovereign debt problems in Europe.  In general, yields peaked in early February after positive manufacturing news and the drop in unemployment to 9% in January, and bottomed in mid-March after the earthquake in Japan.

The Barclays Aggregate’s returns benefited from continuing strength in corporate bonds during much of the quarter.  These bonds comprised 19.4% of the benchmark at March 31 but are not permissible investments for the HIT.  Corporate bonds had excess returns to Treasuries of 102 basis points during the quarter as spreads tightened based on optimism about the U.S. economic recovery and improving corporate earnings.

For the 1-, 3-, 5-, and 10-year periods ending March 31, the HIT outperformed the Barclays Aggregate on a gross basis by 15, 72, 49, and 54 basis points, respectively, as seen in the chart below.  On a net basis, the HIT outperformed the benchmark for the 3-, 5-, and 10-year periods by 26, 4, and 12 basis points, respectively.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by following this link. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Optimistic Outlook for the Housing Investment Trust

The HIT enters the second quarter of 2011 well-positioned for continued investment success due to its superior portfolio fundamentals, which are expected to offer higher income, higher credit quality, and similar interest rate risk relative to the benchmark.

Risk Comparison: HIT Portfolio vs. Barclays Capital Aggregate Bond Index
March 31, 2011
	HIT	Barclays		HIT	Barclays
Superior Credit Profile			Similar Interest Rate Risk
AAA & Above	94.8%	77.1%	Effective Duration	4.83	4.94
A & Below	1.7%	18.4%	Convexity	-0.11	-0.09
Superior Yield			Similar Call Risk
Yield to Maturity/Worst	3.54%	2.99%	Call Protected	71%	67%
→ 55 basis point Yield Advantage			Not Call Protected	29%	33%

The HIT’s direct sourcing of new investment opportunities has generated over $800 million in commitments for construction-related mortgage securities under the Construction Jobs Initiative, and at the same time has produced a large pipeline of prospective transactions that should lead to additional construction-related investments in the period ahead.  This direct sourcing permits the HIT to customize investments for the portfolio and obtain execution superior to secondary market purchases, which allows the HIT’s investors to earn better returns.  The HIT’s expertise in Federal Housing Administration (FHA) financing programs has also benefited the portfolio as these programs continue to play an important role in financing for the multifamily sector.  These high credit quality construction-related instruments will provide additional income as construction draws are funded over time.  In addition, these investments continue to provide wide spreads compared to instruments of similar credit quality, and they will increase in value for the portfolio as they convert to permanent loan investments.

Source: HIT and Securities Dealers

There continue to be many reasons to be concerned about economic growth and market stability.  In the U.S., high unemployment, weak real estate fundamentals, government deficits, and tight credit conditions will make it challenging to attain strong growth.  Additionally, global competition and increased instability in foreign economies may result in additional market volatility. These factors, combined with weak demand and strong productivity, make a convincing case that U.S. inflation is not a current concern, despite elevated commodity prices.

In this economic environment, high credit quality fixed-income investments like the HIT could offer good investment opportunities for Taft-Hartley and public employee pension plan investors. With its focus on relatively high income-generating multifamily MBS, the HIT’s portfolio is well-positioned versus the benchmark in this uncertain market environment.   The HIT will continue to actively manage the portfolio with an emphasis on prudent investments that also create jobs and economic stimulus. As it continues to identify and review projects for the portfolio, these new projects should enhance the ability of the HIT to perform in 2011 and beyond.

This commentary contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of March 31, 2011, unless otherwise noted.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or follow this link.

AFL-CIO Housing Investment Trust
2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037
Phone (202) 331-8055   Fax (202) 331-8190
www.aflcio-hit.com